UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2026, Medallion Financial Corp., a Delaware corporation (the “Company”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with affiliates of JP Morgan Investment Management Inc. and certain other institutional investors relating to the private placement of $75.0 million aggregate principal amount of the Company’s 8.25% Senior Notes due 2031 (the “Notes”). Closing of the issuance and sale of the Notes occurred on April 28, 2026. The private placement of the Notes was exempt from registration under the Securities Act of 1933, as amended. The net proceeds from the sale of the additional Notes are expected to be used for general corporate purposes.

The Notes will mature on May 1, 2031 and bear a fixed interest rate of 8.25% per year. Interest payments on the Notes are payable semiannually on May 1 and November 1 of each year, commencing on November 1, 2026. The Notes are unsecured and unsubordinated obligations of the Company, ranking pari passu with the Company’s existing and future unsecured and unsubordinated indebtedness.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, including the form of Note attached thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 8.01	Other Events.

On April 28, 2026, the Company issued a press release announcing the Note Purchase Agreement and the Notes issued thereunder, along with the use of a portion of the proceeds therefrom for general corporate purposes. The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.1	Note Purchase Agreement, dated April 28, 2026, including the form of Note attached thereto.

99.1	Press Release, dated April 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2026

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name:	Anthony N. Cutrone
Title:	Executive Vice President and Chief Financial Officer

3